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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): July 1, 2004


              IndyMac MBS, Inc., (as depositor under the
              Pooling and Servicing Agreement, dated as of June 1, 2004 providing for the issuance of the IndyMac MBS, Inc., IndyMac INDX Mortgage Loan Trust 2004-AR4, Mortgage Pass-Through Certificates, Series 2004-AR4).


                               IndyMac MBS, Inc.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                   333-116470              95-4791925
----------------------------      -------------         -------------------
(State of Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)          Identification No.)


                 155 North Lake Avenue
                  Pasadena, California                         91101
              ---------------------------                   ------------
                  (Address of Principal                      (Zip Code)
                    Executive Offices)


       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

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Item 5.         Other Events.
----            ------------

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2004-AR4, Lehman Brothers Inc. ("Lehman"), as Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Lehman with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K/A, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials prepared by Lehman are listed as Exhibit 99.1 hereto.

     This amendment on Form 8-K/A amends and supercedes in its entirety the Form 8-K/A of IndyMac MBS, Inc. previously filed on July 1, 2004 (accession no. 0000905148-04-003102). The purpose of this amendment on Form 8-K/A is to correct the Commission File Number appearing on the cover page to this Form 8-K/A and to correct a typographical appearing in the first paragraph under this Item 5.
















--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2004, and the prospectus supplement dated June 28, 2004, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-AR4.





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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1. Computational Materials prepared by Lehman.





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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.




                               By:  /s/ Victor H. Woodworth
                                    ------------------------
                                    Victor H. Woodworth
                                    Vice President



Dated:   July 7, 2004



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                                 Exhibit Index



Exhibit                                                             Page
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99.1.        Computational Materials prepared by Lehman.              6




                                      5